UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance California Municipal Bond Fund	Eaton Vance Municipal Bond Fund II
Eaton Vance California Municipal Bond Fund II	Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance Enhanced Equity Income Fund	Eaton Vance New York Municipal Bond Fund
Eaton Vance Massachusetts Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund II
Eaton Vance Michigan Municipal Bond Fund	Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Municipal Bond Fund	Eaton Vance Pennsylvania Municipal Bond Fund
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Eaton Vance California Municipal Bond Fund	Eaton Vance Municipal Bond Fund II
Eaton Vance California Municipal Bond Fund II	Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance Enhanced Equity Income Fund	Eaton Vance New York Municipal Bond Fund
Eaton Vance Massachusetts Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund II
Eaton Vance Michigan Municipal Bond Fund	Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Municipal Bond Fund	Eaton Vance Pennsylvania Municipal Bond Fund

Two International Place

Boston, Massachusetts 02110

May 30, 2018

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of your Fund, which will be held at the principal office of each Fund, Two International Place, Boston, Massachusetts 02110, on Thursday, July 19, 2018 at 11:30 a.m. (Eastern Time).

At this meeting you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. We urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

Sincerely,

/s/ Payson F. Swaffield
Payson F. Swaffield
President
Eaton Vance California Municipal Bond Fund
Eaton Vance California Municipal Bond Fund II
Eaton Vance Massachusetts Municipal Bond Fund
Eaton Vance Michigan Municipal Bond Fund
Eaton Vance Municipal Bond Fund
Eaton Vance Municipal Bond Fund II
Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance New York Municipal Bond Fund
Eaton Vance New York Municipal Bond Fund II
Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Pennsylvania Municipal Bond Fund	/s/ Edward J. Perkin Edward J. Perkin President Eaton Vance Enhanced Equity Income Fund

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

Eaton Vance California Municipal Bond Fund	Eaton Vance Municipal Bond Fund II
Eaton Vance California Municipal Bond Fund II	Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance Enhanced Equity Income Fund	Eaton Vance New York Municipal Bond Fund
Eaton Vance Massachusetts Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund II
Eaton Vance Michigan Municipal Bond Fund	Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Municipal Bond Fund	Eaton Vance Pennsylvania Municipal Bond Fund

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Thursday, July 19, 2018: The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (collectively, the “Funds”), will be held at the principal office of each Fund, Two International Place, Boston, Massachusetts 02110, on Thursday, July 19, 2018 at 11:30 a.m. (Eastern Time), for the following purposes:

(1)	To elect Trustees of each Fund as outlined below:
	a.	For Eaton Vance California Municipal Bond Fund, Eaton Vance Municipal Bond Fund and Eaton Vance New York Municipal Bond Fund:
		(i)	three Class I Trustees, Mark R. Fetting, Valerie A. Mosley and William H. Park, to be elected by the shareholders of each Fund’s Common Shares; and
	b.	For Eaton Vance California Municipal Bond Fund II, Eaton Vance Massachusetts Municipal Bond Fund, Eaton Vance Michigan Municipal Bond Fund, Eaton Vance Municipal Bond Fund II, Eaton Vance New Jersey Municipal Bond Fund, Eaton Vance New York Municipal Bond Fund II, Eaton Vance Ohio Municipal Bond Fund and Eaton Vance Pennsylvania Municipal Bond Fund:
		(i)	two Class I Trustees, Mark R. Fetting and William H. Park, to be elected by the holders of each Fund’s Common Shares and Institutional MuniFund Term Preferred Shares, voting together as a single class; and
		(ii)	one Class I Trustee, Valerie A. Mosley, to be elected by the holders of each Fund’s Institutional MuniFund Term Preferred Shares, voting separately as a single class; and
	c.	For Eaton Vance Enhanced Equity Income Fund:
		(i)	four Class II Trustees, George J. Gorman, William H. Park, Susan J. Sutherland and Harriett Tee Taggart, to be elected by the shareholders of the Fund’s Common Shares.
(2)	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

Each Fund will hold a separate meeting. Shareholders of each Fund will vote separately. Any such vote in FAVOR or AGAINST the proposal will also authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any such adjournment of the Annual Meeting of Shareholders.

The Board of Trustees of each Fund has fixed the close of business on May 8, 2018 as the record date for the determination of the shareholders of a Fund entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By Order of each Board of Trustees

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

May 30, 2018

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of their Fund avoid the necessity and additional expense to the Funds of further solicitations by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Eaton Vance California Municipal Bond Fund	Eaton Vance Municipal Bond Fund II
Eaton Vance California Municipal Bond Fund II	Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance Enhanced Equity Income Fund	Eaton Vance New York Municipal Bond Fund
Eaton Vance Massachusetts Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund II
Eaton Vance Michigan Municipal Bond Fund	Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Municipal Bond Fund	Eaton Vance Pennsylvania Municipal Bond Fund

Two International Place

Boston, Massachusetts 02110

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Eaton Vance California Municipal Bond Fund (the “California Fund”), Eaton Vance California Municipal Bond Fund II (the “California Fund II”), Eaton Vance Massachusetts Municipal Bond Fund (the “Massachusetts Fund”), Eaton Vance Michigan Municipal Bond Fund (the “Michigan Fund”), Eaton Vance Municipal Bond Fund (the “Municipal Fund”), Eaton Vance Municipal Bond Fund II (the “Municipal Fund II”), Eaton Vance New Jersey Municipal Bond Fund (the “New Jersey Fund”), Eaton Vance New York Municipal Bond Fund (the “New York Fund”), Eaton Vance New York Municipal Bond Fund II (the “New York Fund II”), Eaton Vance Ohio Municipal Bond Fund (the “Ohio Fund”) and Eaton Vance Pennsylvania Municipal Bond Fund (the “Pennsylvania Fund”) (collectively, the “Municipal Bond Funds”), and Eaton Vance Enhanced Equity Income Fund (the “Enhanced Equity Income Fund”). The proxies will be voted at the Annual Meeting of Shareholders of each Fund and at any adjournments or postponements thereof. The meeting will be held on Thursday, July 19, 2018 at 11:30 a.m. (Eastern Time) at the principal office of each Fund, Two International Place, Boston, Massachusetts 02110. The meeting will be held for the purposes set forth in the accompanying notice. This proxy material is being mailed to shareholders on or about May 30, 2018.

The Board of Trustees of each Fund has fixed the close of business on May 8, 2018 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. The number of Common Shares, $0.01 par value per share (“Common Shares”), and the number of Institutional MuniFund Term Preferred Shares, $0.01 par value per share, liquidation preference $25,000 per share (“Preferred Shares”), of each Fund outstanding on May 8, 2018, were as follows:

Fund	No. of Common Shares Outstanding on May 8, 2018	No. of Preferred Shares Outstanding on May 8, 2018
California Fund	21,394,348	–
California Fund II	3,886,356	992
Enhanced Equity Income Fund	39,183,071	–
Massachusetts Fund	1,768,514	518
Michigan Fund	1,500,065	421
Municipal Fund	68,168,250	–
Municipal Fund II	10,013,381	1,598
New Jersey Fund	2,579,166	695
New York Fund	15,661,780	–
New York Fund II	2,556,510	460
Ohio Fund	2,537,940	590
Pennsylvania Fund	2,960,040	818

Each Fund will vote separately on each item; votes of multiple Funds will not be aggregated.

According to filings made pursuant to Schedule 13(d) of the Securities Exchange Act of 1934, as amended, one or more shareholders of a Fund owns more than 5% of the Fund's Common Shares and/or Preferred Shares. Information relating to such shareholders can be found on Exhibit C. As of May 8, 2018, to each Fund’s knowledge: (i) no other shareholder beneficially owned more than 5% of the outstanding shares of the Fund; and (ii) the Trustees and officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Fund.

1	Proxy Statement dated May 30, 2018

Shareholders as of the close of business on the record date will be entitled to one vote for each share held. All properly executed proxies received prior to the meeting will be voted at the meeting. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named on the respective proxy card enclosed as proxies, or any of them, to vote in favor of the election of each Trustee. An executed proxy delivered to a Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Merely attending the meeting will not revoke a previously executed proxy. If you hold Fund shares through an intermediary (such as a broker, bank, adviser or custodian), please consult with the intermediary regarding your ability to revoke voting instructions after they have been provided.

If you are a record holder of Fund shares and plan to attend the meeting in person, you must show a valid photo identification (such as a driver’s license) to gain admission to the meeting. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the meeting and vote in person. If you hold Fund shares through an intermediary and plan to attend the meeting in person, you will be required to show a valid photo identification and authority to vote your shares (referred to as a “legal proxy”) to gain admission to the meeting. You must contact your intermediary to obtain a legal proxy for your shares.

The Boards of Trustees of the Funds know of no business other than that mentioned in Item 1 of the Notice of Annual Meeting of Shareholders that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as proxies to vote on such matters in accordance with their judgment.

PROPOSAL 1. ELECTION OF TRUSTEES

Each Fund’s Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. Each Board has fixed the number of Trustees at ten. Under the terms of each Fund’s Agreement and Declaration of Trust, the Board of Trustees is divided into three classes, each class having a term of three years to expire on the date of the third annual meeting following its election. An effect of staggered terms is to limit the ability of entities or persons to acquire control of a Fund.

Proxies will be voted for the election of the following nominees:
a.	For California Fund, Municipal Fund and New York Fund:
	(i)	three Class I Trustees, Mark R. Fetting, Valerie A. Mosley and William H. Park, to be elected by the shareholders of each Fund’s Common Shares; and
b.	For California Fund II, Massachusetts Fund, Michigan Fund, Municipal Fund II, New Jersey Fund, New York Fund II, Ohio Fund and Pennsylvania Fund:
	(i)	two Class I Trustees, Mark R. Fetting and William H. Park, to be elected by the holders of each Fund’s Common Shares and Preferred Shares, voting together as a single class; and
	(ii)	one Class I Trustee, Valerie A. Mosley, to be elected by the holders of each Fund’s Preferred Shares, voting separately as a single class; and
c.	For Enhanced Equity Income Fund:
	(i)	four Class II Trustees, George J. Gorman, William H. Park, Susan J. Sutherland and Harriett Tee Taggart, to be elected by the shareholders of the Fund’s Common Shares.

The Board of Trustees recommends that shareholders vote FOR the election of the Trustee nominees of each Fund.

Each nominee is currently serving as a Trustee of his or her respective Fund and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the Board of Trustees may recommend. Election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement. The Trustees of each Fund shall be elected by the affirmative vote of a plurality of the shares of the Fund entitled to vote. Proxies cannot be voted for a greater number of persons than the number of nominees named. No nominee is a party adverse to his or her respective Fund or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to such Fund.

2	Proxy Statement dated May 30, 2018

Under the terms of the Municipal Bond Funds’ By-laws, as amended, the holders of the Preferred Shares are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of each Fund. The Board of Trustees appointed Ms. Mosley as a Trustee to be elected by holders of each Fund's Preferred Shares at this meeting. The Municipal Bond Funds’ By-laws further provide for the election of the other nominees named above by the holders of the Common Shares and the Preferred Shares, voting together as a single class.

The following table presents certain information regarding the current Trustees of each Fund, including the principal occupations of each such person for at least the last five years. References below to “EVM” are to California Fund, “EIA” are to California Fund II, “MAB” are to Massachusetts Fund, “MIW” are to Michigan Fund, “EIM” are to Municipal Fund, “EIV” are to Municipal Fund II, “EMJ” are to New Jersey Fund, “ENX” are to New York Fund, “NYH” are to New York Fund II, “EIO” are to Ohio Fund, “EIP” are to Pennsylvania Fund and “EOI” are to Enhanced Equity Income Fund. Information in the table below about a Trustee's position with a Fund, the period as a Trustee and the current term of each Trustee are for all Funds unless otherwise noted.

Name and Year of Birth	Position(s) with the Funds	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years(2)
Interested Trustee
THOMAS E. FAUST JR. 1958	Trustee	2007	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class II Trustee until 2019. EOI: Class I Trustee until 2020.	Chairman, Chief Executive Officer and President of Eaton Vance Corp. (“EVC”), Director and President of Eaton Vance, Inc. (“EV”), Chief Executive Officer and President of Eaton Vance Management (“Eaton Vance”) and Boston Management and Research (“BMR”), and Director of Eaton Vance Distributors, Inc. (“EVD”). Trustee and/or officer of 175 registered investment companies managed by Eaton Vance or BMR.	Director of EVC and Hexavest Inc. (investment management firm).
Noninterested Trustees
WILLIAM H. PARK 1947	Chairperson of the Board and Trustee	2016 (Chairperson) and 2003 (Trustee)	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class I Trustee until 2018. EOI: Class II Trustee until 2018.	Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).	None
MARK R. FETTING 1954	Trustee	2016	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class I Trustee until 2018. EOI: Class III Trustee until 2019.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).	None
3	Proxy Statement dated May 30, 2018

Name and Year of Birth	Position(s) with the Funds	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years(2)
CYNTHIA E. FROST 1961	Trustee	2014	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class II Trustee until 2019. EOI: Class I Trustee until 2020.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	None
GEORGE J. GORMAN 1952	Trustee	2014	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class III Trustee until 2020. EOI: Class II Trustee until 2018.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).
VALERIE A. MOSLEY 1960	Trustee	2014	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class I Trustee until 2018.(3) EOI: Class III Trustee until 2019.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).
HELEN FRAME PETERS 1948	Trustee	2008	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class III Trustee until 2020.(3) EOI: Class III Trustee until 2019.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	None
SUSAN J. SUTHERLAND 1957	Trustee	2015	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class III Trustee until 2020. EOI: Class II Trustee until 2018.	Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).
4	Proxy Statement dated May 30, 2018

Name and Year of Birth	Position(s) with the Funds	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years(2)
HARRIETT TEE TAGGART 1948	Trustee	2011	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class III Trustee until 2020. EOI: Class II Trustee until 2018.	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.	Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).
SCOTT E. WENNERHOLM 1959	Trustee	2016	EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP: Class II Trustee until 2019. EOI: Class I Trustee until 2020.	Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	None
(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnits™ 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnits™ 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).
(3)	Elected or nominated to be elected by holders of each Municipal Bond Fund’s Preferred Shares, where applicable.

Each current Trustee listed above served as a Trustee of 175 funds within the Eaton Vance Fund complex as of May 8, 2018 (including both master and feeder funds in a master-feeder structure). The address of each Trustee is Two International Place, Boston, Massachusetts 02110.

Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of each Fund’s Trustee retirement policy as currently in effect, a Trustee must retire as a Trustee on the first day of July following his or her 74th birthday unless such retirement would cause a Fund to be out of compliance with Section 16 of the Investment Company Act of 1940, as amended (the “1940 Act”), in which case the retirement and resignation will occur on the first day thereafter on which a Fund would be in compliance with Section 16. Section 16 requires in substance that at least two-thirds of the Trustees be elected by shareholders.

Interested Trustee

Mr. Faust is an “interested person” (as defined in the 1940 Act) by reason of his affiliation with Eaton Vance, each Fund’s investment adviser, and EVC, a publicly-held holding company, which owns all the outstanding shares of Eaton Vance and of Eaton Vance’s trustee, EV. (Eaton Vance, EVC, and their affiliates are sometimes referred to collectively as the “Eaton Vance Organization.”) Mr. Faust holds positions with other Eaton Vance affiliates that are comparable to his position with Eaton Vance listed above.

5	Proxy Statement dated May 30, 2018

Share Ownership by Trustee

The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies advised or administered by Eaton Vance (the “Eaton Vance family of funds”) overseen by the Trustee.

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned in the Fund(1)	Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds(1)
Interested Trustee
Thomas E. Faust Jr.	None	Over $100,000
Noninterested Trustees
Mark R. Fetting	None	Over $100,000
Cynthia E. Frost	None	Over $100,000
George J. Gorman	None	Over $100,000
Valerie A. Mosley	None	Over $100,000
William H. Park	None	Over $100,000
Helen Frame Peters	None	Over $100,000
Susan J. Sutherland	None	Over $100,000(2)
Harriett Tee Taggart	None	Over $100,000
Scott E. Wennerholm	None	Over $100,000
(1) As of May 8, 2018.
(2) Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

Board Meetings and Committees

The Board of Trustees (the “Board”) has general oversight responsibility with respect to the business and affairs of each Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively, the “adviser”) to manage each Fund and an administrator to administer each Fund and is responsible for overseeing such adviser and administrator and other service providers to the Fund. The Board is currently composed of ten Trustees, including nine Trustees who are not “interested persons” of a Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee”). In addition to six regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established six committees to assist the Board in performing its oversight responsibilities.

The Board has appointed a noninterested Trustee to serve in the role of Chairperson. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. In addition, the Board may appoint a noninterested Trustee to serve in the role of Vice-Chairperson. The Vice-Chairperson has the power and authority to perform any or all of the duties and responsibilities of the Chairperson in the absence of the Chairperson and/or as requested by the Chairperson. Except for any duties specified herein or pursuant to each Fund’s Declaration of Trust or By-laws, the designation of Chairperson or Vice-Chairperson does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of each Fund and is addressed as part of various activities of the Board and its Committees. As part of its oversight of each Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser, the administrator, the principal underwriter and other Fund service

6	Proxy Statement dated May 30, 2018

providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser, the administrator, the principal underwriter and the other Fund service providers has its own independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals.

The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund CCO who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The administrator and the adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of the Board or the Board receives reports periodically from the independent public accounting firm for each Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

Each Fund’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee. The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates. In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board members’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and each Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board. Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Boards of the Eaton Vance family of funds (“Eaton Vance Fund Boards”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board. The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

Thomas E. Faust Jr. Mr. Faust has served as a member of the Eaton Vance Fund Boards since 2007. He is currently Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Mr. Faust has served as a Director of Hexavest Inc. since 2012 and of SigFig Wealth Management LLC since 2016. Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance (1985-2007). He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School. Mr. Faust has been a Chartered Financial Analyst since 1988.

7	Proxy Statement dated May 30, 2018

Mark R. Fetting. Mr. Fetting has served as a member of the Eaton Vance Fund Boards since September 1, 2016. He has over 30 years of experience in the investment management industry as an executive and in various leadership roles. From 2000 through 2012, Mr. Fetting served in several capacities at Legg Mason, Inc., including most recently serving as President, Chief Executive Officer, Director and Chairman from 2008 to his retirement in 2012. He also served as a Director/Trustee and Chairman of the Legg Mason family of funds (2008-2012) and Director/Trustee of the Royce family of funds (2001-2012). From 2001 through 2008, Mr. Fetting also served as President of the Legg Mason family of funds. From 1991 through 2000, Mr. Fetting served as Division President and Senior Officer of Prudential Financial Group, Inc. and related companies. Early in his professional career, Mr. Fetting was a Vice President at T. Rowe Price and served in leadership roles within the firm’s mutual fund division from 1981 through 1987.

Cynthia E. Frost. Ms. Frost has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Portfolio Management Committee. From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she oversaw the evaluation, selection and monitoring of the third party investment managers who managed the university’s endowment. From 1995-2000, Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment. Ms. Frost also served in various investment and consulting roles at Cambridge Associates (1989-1995), Bain and Company (1987-1989) and BA Investment Management Company (1983-1985). She serves as a member of an advisory board of Creciente Partners Investment Management, LLC, a manager of a hedge fund of funds, and has additional experience as a member of the investment committee of several non-profit organizations.

George J. Gorman. Mr. Gorman has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Audit Committee. From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from 1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds. Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust (2011-2014) and the Ashmore Funds (2010-2014).

Valerie A. Mosley. Ms. Mosley has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Governance Committee and of the Ad Hoc Committee for Closed-End Fund Matters. She currently owns and manages a consulting and investment firm, Valmo Ventures and is a Director of Progress Investment Management Company, a manager of emerging managers. From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist. Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990. Ms. Mosley is a Director of Dynex Capital, Inc., a mortgage REIT, where she serves on the board’s audit and investment committees. She also serves as a trustee or board member of several major non-profit organizations and endowments, including New Profit, a non-profit venture philanthropy fund. She is a member of the Risk Audit Committee of the United Auto Workers Retiree Medical Benefits Trust and a member of the Investment Advisory Committee of New York State Common Retirement Fund. She is also an advisor to New Technology Ventures, a venture capital firm, and to Auditchain, a decentralized audit and reporting ecosystem.

William H. Park. Mr. Park has served as a member of the Eaton Vance Fund Boards since 2003 and is the Independent Chairperson of the Board. Mr. Park was formerly a consultant from 2012-2014 and formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Helen Frame Peters. Dr. Peters has served as a member of the Eaton Vance Fund Boards since 2008. Dr. Peters is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Dr. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011. In addition, Dr. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998. Dr. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

8	Proxy Statement dated May 30, 2018

Susan J. Sutherland. Ms. Sutherland has served as a member of the Eaton Vance Fund Boards since 2015 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee. Ms. Sutherland also serves as a Director of Hagerty Holding Corp., a leading provider of specialized automobile and marine insurance, where she serves on the board’s audit and human resources and compensation committees. She is also a Director of Ascot Group Limited which, through its related businesses including Syndicate 1414 at Lloyd’s of London, is a leading global underwriter of specialty property and casualty insurance and reinsurance. Ms. Sutherland was a Director of Montpelier Re Holdings Ltd., a global provider of customized reinsurance and insurance products, from 2013 until its sale in 2015. From 1982 through 2013, Ms. Sutherland was an associate, counsel and then a partner in the Financial Institutions Group of Skadden, Arps, Slate, Meagher & Flom LLP, where she primarily represented U.S. and international insurance and reinsurance companies, investment banks and private equity firms in insurance-related corporate transactions. In addition, Ms. Sutherland is qualified as a Governance Fellow of the National Association of Corporate Directors and has also served as a board member of prominent non-profit organizations.

Harriett Tee Taggart. Ms. Taggart has served as a member of the Eaton Vance Fund Boards since 2011. Ms. Taggart currently manages a professional practice, Taggart Associates. Since 2007, Ms. Taggart has been a Director of Albemarle Corporation, a specialty chemical company where she serves as a member of the Executive Compensation Committee. Since 2009 she has served as a Director of the Hanover Insurance Group, Inc. where she serves as Chair of the Nomination and Governance Committee. Ms. Taggart is also a trustee or member of several major non-profit boards, advisory committees and endowment investment companies. From 1983 through 2006, Ms. Taggart served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President and chemical industry sector portfolio manager. Ms. Taggart also served as a Director of the Lubrizol Corporation, a specialty chemicals manufacturer from 2007-2011.

Scott E. Wennerholm. Mr. Wennerholm has served as a member of the Eaton Vance Fund Boards since September 1, 2016 and is the Chairperson of the Contract Review Committee. He has over 30 years of experience in the financial services industry in various leadership and executive roles. Mr. Wennerholm served as Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management from 2005-2011. He also served as Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management from 1997-2004 and was a Vice President at Fidelity Investments Institutional Services from 1994-1997. Mr. Wennerholm currently serves as a Trustee at Wheelock College, a postsecondary institution.

During the fiscal year ended September 30, 2017, the Trustees of each Fund met eight times. Each Board of Trustees has several standing Committees, including the Audit Committee, the Contract Review Committee, the Governance Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Ad Hoc Committee for Closed-End Fund Matters. The Audit Committee met fourteen times, the Contract Review Committee met six times, the Governance Committee met six times, the Portfolio Management Committee met eight times, the Compliance Reports and Regulatory Matters Committee met ten times and the Ad Hoc Committee for Closed-End Fund Matters did not meet during such period. Each Trustee attended at least 75% of such Board and Committee meetings on which he or she serves. None of the Trustees attended the Funds’ 2017 Annual Meeting of Shareholders.

Each Committee of the Board of Trustees of each Fund is comprised of only noninterested Trustees. The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

Messrs. Gorman (Chairperson), Park and Wennerholm and Ms. Mosley are members of the Audit Committee. The Board has designated Messrs. Gorman and Park, each a noninterested Trustee, as audit committee financial experts. Each Audit Committee member is independent under applicable listing standards of the NYSE MKT or New York Stock Exchange (as applicable). The purposes of the Audit Committee are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of each Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable Securities and Exchange Commission (“SEC”) and stock exchange rules for inclusion in the proxy statement for the Annual Meeting of Shareholders of the Fund. Each Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit A. The written charter is also available on the Eaton Vance website, https://funds.eatonvance.com/corporate-governance.php. The Audit Committee’s Report is set forth below under “Additional Information.”

9	Proxy Statement dated May 30, 2018

Messrs. Wennerholm (Chairperson), Fetting, Gorman and Park, and Mmes. Frost, Mosley, Peters, Sutherland and Taggart are members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to each Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of each Fund’s service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of other Committees of the Board.

Mmes. Frost (Chairperson), Mosley and Peters and Mr. Fetting are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by each Fund and their investment adviser and sub-adviser(s), if applicable, relative to the Funds’ stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds; and (iii) assist the Board in its monitoring of the performance results of all funds, giving special attention to the performance of certain funds that it or the Board of Trustees identifies from time to time.

Mmes. Sutherland (Chairperson) and Taggart, and Messrs. Gorman and Wennerholm are members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds; (ii) serve as a liaison between the Board of Trustees and the Funds’ CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

Mmes. Mosley (Chairperson) and Peters and Mr. Gorman are members of the Ad Hoc Committee for Closed-End Fund Matters. The purpose of the Ad Hoc Committee for Closed-End Fund Matters is to consider, evaluate and make recommendations to the Board with respect to issues specifically related to Eaton Vance Closed-End Funds.

Mmes. Mosley (Chairperson), Frost, Peters, Sutherland and Taggart, and Messrs. Fetting, Gorman, Park and Wennerholm are members of the Governance Committee. Each Governance Committee member is independent under applicable listing standards of the NYSE MKT or New York Stock Exchange (as applicable). The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.

Each Fund’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, https://funds.eatonvance.com/corporate-governance.php. The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Funds who submit recommendations in accordance with the procedures described in the Committee’s charter. In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists, consider a nominee for Trustee recommended by a shareholder, provided that such recommendation is submitted in writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Governance Committee’s procedures for evaluating candidates for the position of noninterested Trustee are set forth in an appendix to the Committee’s charter.

The Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of noninterested Trustee. Rather, as a matter of practice, the Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board. In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by the Governance Committee in its decision-making process with respect to candidates for the position of noninterested Trustee.

10	Proxy Statement dated May 30, 2018

Communications with the Board of Trustees

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board of Trustees, the Chairperson of any Committee of the Board of Trustees or to the noninterested Trustees as a group, at the following address: Two International Place, Boston, Massachusetts 02110, c/o the Secretary of the applicable Fund.

Remuneration of Trustees

Each noninterested Trustee is compensated for his or her services according to a fee schedule adopted by each Board of Trustees, and receives a fee that consists of an annual retainer and a committee service component. Each Fund currently pays each noninterested Trustee a pro rata share, as described below, of: (i) an annual retainer of $270,000; (ii) an additional annual retainer of $125,000 for serving as the Chairperson of the noninterested Trustees; (iii) an additional annual retainer of $60,000 for Committee Service; (iv) an additional annual retainer of $30,000 for serving as the Governance Committee Chairperson, the Audit Committee Chairperson, the Compliance Committee Chairperson, the Contract Review Committee Chairperson or the Portfolio Management Committee Chairperson (to be split evenly in the event of Co-Chairpersons); (v) the Chairperson of an Ad Hoc Committee will receive $5,000 for any six-month period the Ad Hoc Committee is in existence, with the six-month periods being October 1 through March 31 and April 1 through September 30; and (vi) out-of-pocket expenses. The pro rata share paid by each Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds in the Eaton Vance family of funds. During the fiscal year ended September 30, 2017, the Trustees of each Fund earned the following compensation in their capacities as Trustees of each Fund. For the calendar year ended December 31, 2017, the Trustees earned the following compensation in their capacities as members of the Eaton Vance Fund Boards(1):

	Mark R. Fetting	Cynthia E. Frost	George J. Gorman	Valerie A. Mosley	William H. Park	Helen Frame Peters	Susan J. Sutherland	Harriett Tee Taggart	Scott E. Wennerholm
California Fund	$2,429	$2,248	$2,463	$2,248(2)	$3,144	$2,463	$2,300(3)	$2,463	$2,253(4)
California Fund II	$477	$441	$484	$441(2)	$617	$484	$452(3)	$484	$443(4)
Enhanced Equity Income Fund	$2,882	$2,67	$2,927	$2,672(2)	$3,736	$2,927	$2,735(3)	$2,927	$2,679(4)
Massachusetts Fund	$260	$241	$264	$241(2)	$337	$264	$247(3)	$264	$242(4)
Michigan Fund	$233	$216	$237	$216(2)	$302	$237	$221(3)	$237	$217(4)
Municipal Fund	$8,070	$7,470	$8,185	$7,470(2)	$10,448	$8,185	$7,645(3)	$8,185	$7,488(4)
Municipal Fund II	$1,200	$1,110	$1,217	$1,110(2)	$1,553	$1,217	$1,136(3)	$1,217	$1,113(4)
New Jersey Fund	$355	$328	$360	$328(2)	$459	$360	$336(3)	$360	$330(4)
New York Fund	$1,885	$1,745	$1,911	$1,745(2)	$2,440	$1,911	$1,785(3)	$1,911	$1,749(4)
New York Fund II	$336	$311	$341	$311(2)	$435	$341	$318(3)	$341	$312(4)
Ohio Fund	$332	$308	$337	$308(2)	$430	$337	$315(3)	$337	$309(4)
Pennsylvania Fund	$395	$365	$400	$365(2)	$511	$400	$374(3)	$400	$367(4)
Total Compensation from Fund and Fund Complex(1)	$338,333	$313,750	$343,750	$313,750(5)	$438,750	$343,750	$321,250(6)	$343,750	$316,250(7)
(1)	As of May 8, 2018, the Eaton Vance fund complex consists of 175 registered investment companies or series thereof. The compensation schedule disclosed above reflects the current compensation, which may not have been in place for each Fund’s full fiscal year ended September 30, 2017 or the full calendar year ended December 31, 2017. Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $75,967 for the calendar year ended December 31, 2017. Ralph F. Verni retired as Trustee effective July 1, 2017. For the fiscal year ended September 30, 2017, Mr. Verni received Trustee fees of $1,852 for California Fund, $363 for California Fund II, $2,186 for Enhanced Equity Income Fund, $198 for Massachusetts Fund, $177 for Michigan Fund, $6,150 for Municipal Fund, $914 for Municipal Fund II, $270 for New Jersey Fund, $1,436 for New York Fund, $256 for New York Fund II, $252 for Ohio Fund and $301 for Pennsylvania Fund. For the calendar year ended December 31, 2017, he received $256,250 from the Fund and Fund Complex. Scott E. Eston retired as Trustee effective September 30, 2017. For the fiscal year ended September 30, 2017, Mr. Eston received Trustee fees of $2,446 for California Fund, $480 for California Fund II, $2,906 for Enhanced Equity Income Fund, $262 for Massachusetts Fund, $235 for Michigan Fund, $8,127 for Municipal Fund, $1,208 for Municipal Fund II, $357 for New Jersey Fund, $1,898 for New York Fund, $338 for New York Fund II, $334 for Ohio Fund and $397 for Pennsylvania Fund. For the calendar year ended December 31, 2017, he received $341,250 from the Fund and Fund Complex.
(2)	Includes deferred compensation as follows: California Fund - $685; California Fund II - $135; Enhanced Equity Income Fund - $814; Massachusetts Fund - $73; Michigan Fund - $66; Municipal Fund - $2,277; Municipal Fund II - $338; New Jersey Fund - $100; New York Fund - $532; New York Fund II - $95; Ohio Fund - $94; and Pennsylvania Fund - $111.
(3)	Includes deferred compensation as follows: California Fund - $2,300; California Fund II - $452; Enhanced Equity Income Fund - $2,735; Massachusetts Fund - $247; Michigan Fund - $221; Municipal Fund - $7,645; Municipal Fund II - $1,136; New Jersey Fund - $336; New York Fund - $1,785; New York Fund II - $318; Ohio Fund - $315; and Pennsylvania Fund - $374.
11	Proxy Statement dated May 30, 2018

(4)	Includes deferred compensation as follows: California Fund - $1,204; California Fund II - $236; Enhanced Equity Income Fund - $1,419; Massachusetts Fund - $129; Michigan Fund - $116; Municipal Fund - $3,996; Municipal Fund II - $594; New Jersey Fund - $176; New York Fund - $934; New York Fund II - $166; Ohio Fund - $164; and Pennsylvania Fund - $196.
(5)	Includes $94,125 of deferred compensation.
(6)	Includes $316,231 of deferred compensation.
(7)	Includes $164,858 of deferred compensation.

Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, an eligible Trustee may elect to have his or her deferred fees invested in the shares of one or more funds in the Eaton Vance family of funds, and the amount paid to the Trustees under the Deferred Compensation Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net income of a participating Fund, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. No Fund has a retirement plan for its Trustees.

The Board of Trustees recommends that shareholders vote FOR the election of the Trustee nominees of each Fund.

NOTICE TO BANKS AND BROKER/DEALERS

Each Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please call 1-866-864-4942, send an email to corporateservices@astfundsolutions.com or forward such requests to AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660.

ADDITIONAL INFORMATION

Audit Committee Report

Each Audit Committee reviews and discusses the audited financial statements with Fund management. Each Audit Committee also discusses with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented. Each Audit Committee receives the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discusses with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, each Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for filing with the SEC. As mentioned, the Audit Committee is currently comprised of Messrs. Gorman (Chairperson), Park and Wennerholm and Ms. Mosley.

Auditors, Audit Fees and All Other Fees

Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of each Fund. Representatives of Deloitte are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

Aggregate audit, audit-related, tax, and other fees billed to each Fund by the Fund’s independent registered public accounting firm for the relevant periods are set forth on Exhibit B hereto. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for the relevant periods to (i) each Fund by the Fund’s independent registered public accounting firm; and (ii) the Eaton Vance Organization by the Fund’s independent registered public accounting firm are also set forth on Exhibit B hereto.

Each Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by each Fund’s Audit Committee at least annually. Each Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

12	Proxy Statement dated May 30, 2018

Each Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Funds

The officers of the Funds and their length of service are set forth below. The officers of the Funds hold indefinite terms of office. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Funds will benefit from any advisory and/or administration fees paid by each Fund to Eaton Vance. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.  References below to “EVM” are to California Fund, “EIA” are to California Fund II, “MAB” are to Massachusetts Fund, “MIW” are to Michigan Fund, “EIM” are to Municipal Fund, “EIV” are to Municipal Fund II, “EMJ” are to New Jersey Fund, “ENX” are to New York Fund, “NYH” are to New York Fund II, “EIO” are to Ohio Fund, “EIP” are to Pennsylvania Fund and “EOI” are to Enhanced Equity Income Fund.  Information in the table below about an officer's position with a Fund and period as an officer are for all Funds unless otherwise noted.

Name and Year of Birth(1)	Position(s) Held with the Funds	Officer Since(2)	Principal Occupation(s) During Past Five Years(3)
EDWARD J. PERKIN 1972	President of EOI	2014	Chief Equity Investment Officer and Vice President of Eaton Vance and BMR since 2014. Formerly, Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global at Goldman Sachs Asset Management (2002-2014). Officer of 27 registered investment companies managed by Eaton Vance or BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2016.
PAYSON F. SWAFFIELD 1956	President of EVM, EIA, MAB, MIW, EIM, EIV, EMJ, ENX, NYH, EIO and EIP	2003	Vice President and Chief Income Investment Officer of Eaton Vance and BMR. Officer of 147 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM since 2016.
MAUREEN A. GEMMA 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of Eaton Vance and BMR. Officer of 175 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.
JAMES F. KIRCHNER 1967	Treasurer	2007	Vice President of Eaton Vance and BMR. Officer of 175 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 39 registered investment companies advised or administered by CRM since 2016.
RICHARD F. FROIO 1968	Chief Compliance Officer	2017	Vice President of Eaton Vance and BMR since 2017. Officer of 174 registered investment companies managed by Eaton Vance or BMR. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)	The business address of each officer is Two International Place, Boston, Massachusetts 02110.
(2)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.
(3)	Includes both master and feeder funds in a master-feeder structure.

Investment Adviser and Administrator

Eaton Vance Management, with its principal office at Two International Place, Boston, Massachusetts 02110, serves as the investment adviser and administrator to each Fund.

13	Proxy Statement dated May 30, 2018

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of each Fund will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, AST Fund Solutions, LLC, by broker-dealer firms, or by a professional solicitation organization. The expenses associated with the solicitation of these proxies and with any further proxies will be borne by the applicable Fund. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $87,900 and will be paid by the Funds pro rata based on the number of shareholder accounts.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the meeting but which have not been voted, will assist a Fund in obtaining a quorum but will have no effect on the outcome of Proposal 1.

A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of a Fund entitled to vote. In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of a Fund in favor of the Proposal set forth in the Notice of this meeting are not received by July 19, 2018, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms received by the Funds, all of the Trustees and officers of each Fund, Eaton Vance and its affiliates, and any person who owns more than ten percent of a Fund’s outstanding securities have complied with the filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Funds for the Funds’ most recent fiscal year end.

Each Fund will furnish without charge a copy of its most recent Annual and Semi-Annual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should call 1-866-864-4942, send an email to corporateservices@astfundsolutions.com or write to the Fund c/o AST Fund Solutions, LLC, 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660. Shareholder reports are also available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

SHAREHOLDER PROPOSALS

To be considered for presentation at a Fund’s 2019 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary of the Fund on or before January 30, 2019. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on April 20, 2019 and no earlier than March 21, 2019. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

14	Proxy Statement dated May 30, 2018

EXHIBIT A

EATON VANCE FUNDS

AUDIT COMMITTEE CHARTER

I. Purposes of the Committee.

The Board of Trustees or Directors (the “Board”) of each registered investment company or series thereof (each, a “Fund” and collectively, the “Funds”) sponsored by the Eaton Vance organization (“Eaton Vance”) has established an Audit Committee (the “Committee”) of the Board and has approved this Charter for the operation of the Committee. The purposes of the Committee are as follows:

1.	To oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;
2.	To oversee or, as appropriate, assist Board oversight of the quality and integrity of the Funds’ financial statements and the independent audit thereof;
3.	To oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits;
4.	To approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accountants (“independent auditors”), and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;
5.	To evaluate, or, as appropriate, assist Board oversight of, the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and
6.	To prepare such audit committee reports consistent with the requirements of applicable Securities and Exchange Commission, NYSE MKT and New York Stock Exchange rules for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

The primary function of the Committee is oversight. The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, and nothing in this Charter shall be construed to reduce the responsibilities or liabilities of management or the Funds’ service providers, including the independent auditors. It is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Committee. In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

II. Composition of the Committee.

The Committee shall be comprised of at least three members appointed by the Board, which shall also determine the number and term, if any, of such members, in each case upon the recommendation of the Governance Committee of the Board. All members of the Committee shall be Trustees or Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any Fund or of the investment adviser, sub-adviser or principal underwriter of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”). In the event that a resignation, retirement, removal or other event or circumstance causes the number of Committee members to fall below the minimum set forth above, the Committee shall nevertheless be authorized to take any and all actions otherwise permitted under this Charter pending the appointment, within a reasonable time, of one or more Independent Trustees to fill the vacancy created thereby.

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The following requirements shall also be satisfied with respect to the membership and composition of the Committee:

1.	each member of the Committee shall have been determined by the Board to have no material relationship that would interfere with the exercise of his or her independent judgment;
2.	no member of the Committee shall receive any compensation from a Fund except compensation for service as a member or Chairperson of the Board or of a committee of the Board;
3.	each member of the Committee shall also satisfy the applicable Committee membership requirements imposed under the rules of the NYSE MKT LLC (“NYSE MKT”) (formerly NYSE AMEX and the American Stock Exchange) and New York Stock Exchange (and any other national securities exchange on which a Fund’s shares are listed), as in effect from time to time, including with respect to the member’s former affiliations or employment and financial literacy;
4.	at least one member of the Committee must have the accounting or related financial management expertise and financial sophistication required under applicable rules of the NYSE MKT and New York Stock Exchange; and
5.	unless it determines that no member of the Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board will identify one (or in its discretion, more than one) member of the Committee as an audit committee financial expert.

III. Meetings of the Committee.

Meetings of the Committee shall be held, upon reasonable notice, at such times (but not less frequently than annually with respect to each Fund), at such places and for such purposes (consistent with the purposes of the Committee set forth in this Charter) as determined from time to time by the Committee, the Chairperson of the Committee, the Board or the Chairperson of the Board. The Committee shall periodically meet separately with any independent auditors rendering reports to the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting at a meeting at which a quorum is present shall determine any matter submitted to a vote. The Committee may adopt such procedures or rules not otherwise inconsistent with the terms of this Charter as it deems appropriate to govern its conduct under this Charter, which procedures or rules, if any, shall be included as an appendix to this Charter. Notices of all meetings of the Committee shall be provided to all Independent Trustees and all Independent Trustees shall be entitled to attend such meetings. Materials provided to the members of the Committee in connection with meetings of the Committee shall be made available to each Independent Trustee.

IV. Chairperson of the Committee.

A member of the Committee shall be appointed Chairperson of the Committee by the Board, upon the recommendation of the Governance Committee, for a term of not more than four years, and such member may serve as Chairperson of the Committee for more than one term. The Chairperson of the Committee, or another member of Committee designated by the Chairperson, shall preside at meetings of the Committee. The Chairperson of the Committee shall be authorized to determine the agenda of such meetings, the materials to be provided in connection with such meetings, the topics to be discussed, the amount of time to be devoted to such topics and the order in which the topics are to be addressed. The Chairperson of the Committee may from time to time establish one or more working groups comprised of members of the Committee to assist the Chairperson and the Committee in performing their duties and responsibilities, and shall promptly notify the Chairperson of the Board upon the establishment of any such working group. The Chairperson of the Committee shall provide oral or written reports to the Board at regular meetings of the Board regarding the activities of the Committee (and any working group thereof), including any approval by the Chairperson of the Board of expenditures by the Committee not previously reported to the Board. The Chairperson of the Committee shall be primarily responsible for interfacing with the Chairperson of the Board and with the Chairperson of each other committee of the Board with respect to matters potentially affecting the activities of the Committee. The Chairperson of the Committee shall also be primarily responsible, on behalf of the Committee, for interfacing with those individuals identified by Eaton Vance from time to time as being primarily responsible for responding to requests of the Committee. The Board may, upon the recommendation of the Governance Committee, appoint a Vice-Chairperson of the Committee with the power and authority to perform any or all of the duties and responsibilities of the Chairperson of the Committee in the absence of the Chairperson of the Committee and/or as requested by the Chairperson of the Committee. The Chairperson and Vice-Chairperson, if any, of the Committee shall receive such compensation as determined from time to time by the Board upon the recommendation of the Governance Committee.

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V. Duties and Responsibilities of the Committee.

To carry out its purposes, the Committee shall have the following duties and responsibilities:

1.	To meet to review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including the Fund’s specific disclosures under the item “Management’s Discussion of Fund Performance”); provided that discussion with the independent auditors shall not be required with respect to any periodic financial statement of the Fund that was not the subject of a review by such auditors.
2.	To consider the results of the examination of the Fund’s financial statements by the independent auditors, the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.
3.	To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.
4.	To review and assess the performance of the independent auditors and to approve, on behalf of the Board, the appointment and compensation of the independent auditors. Approval by the Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund’s independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as “independent” under applicable standards of independence established from time to time by the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.
5.	To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (“Adviser Affiliates”) if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.
6.	To adopt, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee). The Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Committee not later than the next meeting thereof.
7.	To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.
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8.	To receive at least annually and prior to the filing with the SEC of the independent auditors’ report on the Fund’s financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report’s filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.
9.	To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to communications pursuant to applicable auditing standards, as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management’s responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund’s shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Committee to resolve such disagreements.
10.	To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto.
11.	To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.
12.	With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) prepare an audit committee report consistent with the requirements of applicable regulations under Regulation S-K for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.
13.	To discuss generally the Fund’s earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.
14.	To consider the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.
15.	To review and report to the Board with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.
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16.	To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters.
17.	To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this Charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.
18.	To review and recommend to the Board policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board with respect to specific fair value determinations and any pricing errors involving such portfolio securities.
19.	To coordinate its activities with the other committees of the Board as necessary or appropriate to carry out its purposes effectively and efficiently, and to communicate with such other committees regarding matters that the Committee or such other committees may wish to consider in exercising their respective powers.
20.	To review the adequacy of this Charter and evaluate the Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board for any appropriate changes or other action.
21.	To take such other actions as may be requested by the Board or Chairperson of the Board from time to time consistent with carrying out the purposes of the Committee.

VI. Powers and Authority of the Committee.

In performing its duties and responsibilities, the Committee shall have the following powers and authority:

1.	To make recommendations to the Board with respect to any of the foregoing matters and such other matters as the Committee may determine to be necessary or appropriate to carry out its purposes, including recommendations with respect to industry trends, best practices and educational or training opportunities for Independent Trustees to enhance the Board’s understanding of such matters.
2.	To exercise such additional powers as from time to time may be authorized by the Board.

VII. Resources of the Committee.

The Committee shall have the resources appropriate to exercise its powers and fulfill its responsibilities hereunder. Subject to the prior approval of the Board or the Chairperson of the Board, the Committee may engage counsel, consultants and other experts, at the expense of the Funds, and may determine the appropriate levels of funding for payment of compensation to such counsel, consultants and other experts, as well as the ordinary administrative expenses necessary or appropriate in exercising its powers and fulfilling its responsibilities under this Charter, including the reasonable costs of specialized training for Committee and Board members. The Committee may access directly such officers and employees of the Funds, Eaton Vance and the Funds’ other services providers, as it deems necessary or desirable in accordance with such communication protocols, if any, as may be established from time to time by the Board.

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EXHIBIT B

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

The following table presents the aggregate fees billed to each Fund for the fiscal years ended September 30, 2017 and September 30, 2016 by the independent registered public accounting firm for professional services rendered for the audit of each Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods. No services described in the table below were approved by a Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

	AUDIT FEES		AUDIT-RELATED FEES(1)		TAX FEES(2)		ALL OTHER FEES(3)		TOTAL
	Fiscal Year Ended 9/30/17	Fiscal Year Ended 9/30/16	Fiscal Year Ended 9/30/17	Fiscal Year Ended 9/30/16	Fiscal Year Ended 9/30/17	Fiscal Year Ended 9/30/16	Fiscal Year Ended 9/30/17	Fiscal Year Ended 9/30/16	Fiscal Year Ended 9/30/17	Fiscal Year Ended 9/30/16
California Fund	$74,210	$74,665	$0	$0	$15,109	$14,886	$0	$0	$89,319	$89,551
California Fund II	$34,260	$34,715	$0	$3,500	$10,084	$9,935	$0	$0	$44,344	$48,150
Enhanced Equity Income Fund	$48,900	$48,900	$0	$0	$21,298	$22,483	$0	$0	$70,198	$71,383
Massachusetts Fund	$28,180	$28,180	$0	$3,500	$8,827	$8,697	$0	$0	$37,007	$40,377
Michigan Fund	$24,000	$24,000	$0	$3,500	$8,226	$8,104	$0	$0	$32,226	$35,604
Municipal Fund	$110,030	$109,430	$0	$0	$21,284	$20,969	$0	$0	$131,314	$130,399
Municipal Fund II	$49,480	$49,480	$0	$3,500	$15,109	$14,886	$0	$0	$64,589	$67,866
New Jersey Fund	$29,390	$31,990	$0	$3,500	$9,154	$9,019	$0	$0	$38,544	$44,509
New York Fund	$73,050	$73,050	$0	$0	$13,368	$13,170	$0	$0	$86,418	$86,220
New York Fund II	$34,880	$34,280	$0	$3,500	$10,517	$10,362	$0	$0	$45,397	$48,142
Ohio Fund	$29,390	$29,390	$0	$3,500	$9,049	$8,915	$0	$0	$38,439	$41,805
Pennsylvania Fund	$30,630	$30,630	$0	$3,500	$9,704	$9,561	$0	$0	$40,334	$43,691
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the Funds’ Preferred Shares, where applicable.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the independent registered public accounting firm other than audit, audit-related, and tax services.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for the fiscal years ended September 30, 2017 and September 30, 2016 by the independent registered public accounting firm; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance Organization for the Funds’ fiscal years ended September 30, 2017 and September 30, 2016 by the independent registered public accounting firm.

	Fiscal Year Ended 9/30/17	Fiscal Year Ended 9/30/16
California Fund	$15,109	$14,886
California Fund II	$10,084	$13,435
Enhanced Equity Income Fund	$21,298	$22,483
Massachusetts Fund	$8,827	$12,197
Michigan Fund	$8,226	$11,604
Municipal Fund	$21,284	$20,969
Municipal Fund II	$15,109	$18,386
New Jersey Fund	$9,154	$12,519
New York Fund	$13,368	$13,170
New York Fund II	$10,517	$13,862
Ohio Fund	$9,049	$12,415
Pennsylvania Fund	$9,704	$13,061
Eaton Vance(1)	$148,018	$48,500
(1)	The Funds’ investment adviser, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.
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EXHIBIT C

According to filings made pursuant to Schedule 13(d) of the Securities Exchange Act of 1934, as amended, the following shareholders own more than 5% of a Fund’s Common Shares and/or iMTP.*

Fund Name and Title of Class	Name and Address of Beneficial Owner	Aggregate Share Amount Beneficially Owned	Percent
California Fund – Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,345,712	15.64%
California Fund II – Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	576,300	14.83%
Municipal Fund – Common Shares	Karpus Management, Inc. Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	5,239,206	7.69%
Municipal Fund II – Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	620,562	6.20%
Municipal Fund II – Common Shares	Karpus Management, Inc. Karpus Investment Management 183 Sully’s Trail Pittsford, NY 14534	1,312,838	13.11%
New Jersey Fund – Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	258,212	10.01%
New York Fund – Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,638,661	10.46%
New York Fund II – Common Shares	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	240,758	9.42%

*	Information in this table is generally based on filings made on or before May 8, 2018. As of such date, the Funds have received no information from the purchasers regarding any shareholders or groups of shareholders that beneficially own greater than 5% of the outstanding iMTP Shares.

C-1

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF INSTITUTIONAL MUNIFUND TERM PREFERRED SHARES

The undersigned holders of Institutional MuniFund Term Preferred Shares of beneficial interest of Eaton Vance California Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Institutional MuniFund Term Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. Valerie A. Mosley (Class I)	☐
	c. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MASSACHUSETTS MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF INSTITUTIONAL MUNIFUND TERM PREFERRED SHARES

The undersigned holders of Institutional MuniFund Term Preferred Shares of beneficial interest of Eaton Vance Massachusetts Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE E. ABBADESSA, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Institutional MuniFund Term Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MASSACHUSETTS MUNICIPAL BOND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. Valerie A. Mosley (Class I)	☐
	c. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MICHIGAN MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF INSTITUTIONAL MUNIFUND TERM PREFERRED SHARES

The undersigned holders of Institutional MuniFund Term Preferred Shares of beneficial interest of Eaton Vance Michigan Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE E. ABBADESSA, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Institutional MuniFund Term Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MICHIGAN MUNICIPAL BOND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. Valerie A. Mosley (Class I)	☐
	c. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF INSTITUTIONAL MUNIFUND TERM PREFERRED SHARES

The undersigned holders of Institutional MuniFund Term Preferred Shares of beneficial interest of Eaton Vance Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Institutional MuniFund Term Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MUNICIPAL BOND FUND II	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. Valerie A. Mosley (Class I)	☐
	c. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE NEW JERSEY MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF INSTITUTIONAL MUNIFUND TERM PREFERRED SHARES

The undersigned holders of Institutional MuniFund Term Preferred Shares of beneficial interest of Eaton Vance New Jersey Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Institutional MuniFund Term Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE NEW JERSEY MUNICIPAL BOND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. Valerie A. Mosley (Class I)	☐
	c. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE NEW YORK MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF INSTITUTIONAL MUNIFUND TERM PREFERRED SHARES

The undersigned holders of Institutional MuniFund Term Preferred Shares of beneficial interest of Eaton Vance New York Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Institutional MuniFund Term Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE NEW YORK MUNICIPAL BOND FUND II	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. Valerie A. Mosley (Class I)	☐
	c. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE OHIO MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF INSTITUTIONAL MUNIFUND TERM PREFERRED SHARES

The undersigned holders of Institutional MuniFund Term Preferred Shares of beneficial interest of Eaton Vance Ohio Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE E. ABBADESSA, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Institutional MuniFund Term Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE OHIO MUNICIPAL BOND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. Valerie A. Mosley (Class I)	☐
	c. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE PENNSYLVANIA MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF INSTITUTIONAL MUNIFUND TERM PREFERRED SHARES

The undersigned holders of Institutional MuniFund Term Preferred Shares of beneficial interest of Eaton Vance Pennsylvania Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE E. ABBADESSA, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Institutional MuniFund Term Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE PENNSYLVANIA MUNICIPAL BOND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. Valerie A. Mosley (Class I)	☐
	c. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance California Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. Valerie A. Mosley (Class I)	☐
	c. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance California Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MASSACHUSETTS MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Massachusetts Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE E. ABBADESSA, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MASSACHUSETTS MUNICIPAL BOND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MICHIGAN MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Michigan Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE E. ABBADESSA, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MICHIGAN MUNICIPAL BOND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints DEBORAH S. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MUNICIPAL BOND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. Valerie A. Mosley (Class I)	☐
	c. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE MUNICIPAL BOND FUND II	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE NEW JERSEY MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance New Jersey Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE NEW JERSEY MUNICIPAL BOND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE NEW YORK MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance New York Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints DEBORAH A. CHLEBEK, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE NEW YORK MUNICIPAL BOND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. Valerie A. Mosley (Class I)	☐
	c. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE NEW YORK MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance New York Municipal Bond Fund II, a Massachusetts business trust (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE NEW YORK MUNICIPAL BOND FUND II	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE OHIO MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Ohio Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE E. ABBADESSA, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE OHIO MUNICIPAL BOND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE PENNSYLVANIA MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Pennsylvania Municipal Bond Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE E. ABBADESSA, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE PENNSYLVANIA MUNICIPAL BOND FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. Mark R. Fetting (Class I)	☐
	b. William H. Park (Class I)	☐

MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE ENHANCED EQUITY INCOME FUND

Annual Meeting of Shareholders, July 19, 2018

Proxy Solicited on Behalf of the Board of Trustees

HOLDERS OF COMMON SHARES

The undersigned holders of Common Shares of beneficial interest of Eaton Vance Enhanced Equity Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints JUSTINE E. ABBADESSA, MAUREEN A. GEMMA, JAMES F. KIRCHNER, EDWARD J. PERKIN and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 19, 2018 at 11:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EATON VANCE ENHANCED EQUITY INCOME FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

	SIGNATURE	DATE

	SIGNATURE	DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE POSTMARKED ENVELOPE ENCLOSED.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX BELOW.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

1.	Election of Trustees:
	NOMINEES:			FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	FOR ALL EXCEPT (instructions below) ☐
	a. George J. Gorman (Class II)	☐
	b. William H. Park (Class II)	☐
	c. Susan J. Sutherland (Class II)	☐
	d. Harriett Tee Taggart (Class II)	☐
MARK THE BOX TO THE RIGHT IF YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE BE PREPARED TO PRESENT PHOTO IDENTIFICATION AND PROOF OF SHARE OWNERSHIP.			☐	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ■
TO CHANGE THE ADDRESS ON YOUR ACCOUNT, PLEASE INDICATE YOUR NEW ADDRESS IN THE SPACE BELOW. PLEASE NOTE THAT CHANGES TO THE REGISTERED NAME(S) ON THE ACCOUNT MAY NOT BE SUBMITTED VIA THIS METHOD.				COMMENTS:
ADDRESS CHANGE:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INTERNET PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD JULY 19, 2018

The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website, https://funds.eatonvance.com/closed-end-fund-documents.php. Please call 1-800-262-1122 for information on how to obtain directions to be able to attend the Meeting and vote in person.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]